NOVEMBER 6, 2019

SUPPLEMENT TO THE

COMBINED STATEMENT OF ADDITIONAL INFORMATION

FOR THE HARTFORD MUTUAL FUNDS, INC. AND THE HARTFORD MUTUAL FUNDS II, INC. DATED MARCH 1, 2019, AS RESTATED JULY 10, 2019 AND AS SUPPLEMENTED THROUGH OCTOBER 8, 2019

This Supplement contains new and additional information and should be read in connection with your Statement of Additional Information.

Effective immediately, under the heading “PORTFOLIO MANAGERS – COMPENSATION OF WELLINGTON MANAGEMENT PORTFOLIO MANAGERS,” the information in the chart for Global Impact Fund is deleted and replaced with the following:

FUND	BENCHMARK(S)/PEER GROUPS FOR INCENTIVE PERIOD(1)
Global Impact Fund	MSCI ACWI Index (Net)

THIS SUPPLEMENT SHOULD BE RETAINED WITH YOUR STATEMENT OF ADDITIONAL
INFORMATION FOR FUTURE REFERENCE.